Leases	12 Months Ended
Dec. 31, 2021
Disclosure of quantitative information about leases for lessee [abstract]
Leases	Leases
We have the right-of-use buildings under leases. We use these real estate leases for office purposes.
Judgments about lease terms affect the measurement of right-of-use lease assets and their associated lease liabilities. Our judgment of lease terms for leased real estate includes periods covered by options to extend the lease terms, as we are reasonably certain to extend such leases.
Maturity analyses of lease liabilities are set out in Note 13(c) and Note 17(d); the period interest expense in respect thereof is set out in Note 8. The additions to, the depreciation charges for, and the carrying amount of, right-of-use lease assets are set out in Note 14. The payments are set out in Note 23(d).
We do not currently have any low-value or short-term leases.